EXHIBIT 24

                               C. R. BARD, INC.
                               POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being an officer or director, or both, of C. R. BARD, INC. (the "Company"), in his or her capacity as set forth below, hereby constitutes and appoints WILLIAM H. LONGFIELD his or her true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which such attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under the Act of shares of common stock of the Company ("Common Stock") and interests, in each case to be offered and sold pursuant to the Company's Employees' Retirement Savings Plan, including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to a Registration Statement on Form S-8 (or any other form) relating to the sale of such Common Stock, to be filed with the Securities and Exchange Commission with respect to such Common Stock, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments or supplements thereto; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

                 IN WITNESS HEREOF, each of the undersigned has subscribed his or her name as of the 26th day of June, 1997.

                                              /s/ William C. Bopp
                                   ---------------------------------------
                                   Name:  William C. Bopp
                                   Title: Executive Vice President and
                                          Chief Financial Officer and Director
                                          (Principal Financial Officer)


                                              /s/ Charles P. Grom
                                   ---------------------------------------
                                   Name:  Charles P. Grom
                                   Title: Vice President and Controller
                                          (Principal Accounting Officer)


                                              /s/ Benson F. Smith
                                   ---------------------------------------
                                   Name:  Benson F. Smith
                                   Title: President and Chief Operating Officer
                                          and Director


                                              /s/ Joseph F. Abely, Jr.
                                   ---------------------------------------
                                   Name:  Joseph F. Abely, Jr.
                                   Title: Director
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                                              /s/ Marc C. Breslawsky
                                   ---------------------------------------
                                   Name:  Marc C. Breslawsky
                                   Title: Director


                                              /s/ William T. Butler, M.D.
                                   ---------------------------------------
                                   Name:  William T. Butler, M.D.
                                   Title: Director


                                              /s/ Daniel A. Cronin, Jr.
                                   ---------------------------------------
                                   Name:  Daniel A. Cronin, Jr.
                                   Title: Director


                                              /s/ T. Kevin Dunnigan
                                   ---------------------------------------
                                   Name:  T. Kevin Dunnigan
                                   Title: Director


                                              /s/ Regina E. Herzlinger
                                   ---------------------------------------
                                   Name:  Regina E. Herzlinger
                                   Title: Director


                                              /s/ Robert P. Luciano
                                   ---------------------------------------
                                   Name:  Robert P. Luciano
                                   Title: Director


                                              /s/ Tony L. White
                                   ---------------------------------------
                                   Name:  Tony L. White
                                   Title: Director